EXHIBIT 99.2

Regency Centers Corporation

March 31, 2012

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7000

At Regency Centers, we have lived our values for 50 years by executing and successfully meeting our commitments to our people, our customers, and our communities. We hold ourselves to that high standard every day. Our exceptional culture will set us apart for the next 50 years through our unending dedication to these beliefs:

We are our people.

We believe our people are our most fundamental asset — the best professionals in the business who bring our culture to life. We are the company you want to work for and the people you want to do business with.

We work together to sustain superior results.

We believe that, by partnering with each other and with our customers, our talented team will sustain superior results over the long term. We believe that when you are passionate about what you are doing and who you are working with in a results-oriented, family atmosphere, you do it better.

We provide exceptional service to our customers.

We believe in putting our customers first. This starts by owning, operating, and developing dominant shopping centers that are exceptionally merchandised and maintained and most preferred by the neighborhoods and communities where our best-in-class retailers will thrive.

We add value.

We believe in creating value from every transaction. We realize the critical importance of executing, performing and delivering on our commitments.

We perform for our investors.

We believe that the capital that our investors have entrusted to us is precious. We are open and transparent. We are committed to enhancing the investments of our shareholders, bond and mortgage holders, lenders, and co-investment partners.

We connect to our communities.

We believe in contributing to the betterment of our communities. We strive to develop and operate thriving shopping centers that are connected to our neighborhoods. We are continuously reducing our environmental impact through our greengenuity® program.

We do what is right.

We believe in unwavering standards of honesty and integrity. Since 1963, our Company has built its reputation by maintaining the highest ethical principles. You will find differentiation in our character — we do what is right and you can take us at our word.

We are the industry leader.

We believe that through dedication to excellence, innovation, and ongoing process improvements, and by remaining focused on our core values, we will continue to be the industry leader in a highly competitive and ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents

March 31, 2012

Press Release	1

Summary Information:

Summary Financial Information	5

Summary Real Estate Information	6

Financial Information:

Consolidated Balance Sheets	7

Consolidated Statements of Operations (FFO format)	8

FFO and Other Information	9

Consolidated Statements of Operations (GAAP basis)	11

Summary of Consolidated Debt	12

Summary of Unsecured Public Debt Covenants	13

Summary of Preferred Stock	14

Investment Activity:

Property Transactions	15

Development Information	16

Co-investment Partnerships:

Unconsolidated Investments	18

Unconsolidated Balance Sheets	19

Unconsolidated Statements of Operations	20

Summary of Unconsolidated Debt	21

Real Estate Information:

Leasing Statistics	22

Average Base Rent by State	23

Portfolio Summary Report by State	24

Significant Tenant Rents	30

Lease Expiration Schedule	31

Forward-Looking Information:

Earnings and Valuation Guidance	33

Reconciliation of FFO to Net Income	34

Glossary of Terms	35

NEWS RELEASE
For immediate release
Patrick Johnson
904 598 7422
PatrickJohnson@RegencyCenters.com

Regency Centers Reports First Quarter Results

Operating Fundamentals Exceed Expectations

JACKSONVILLE, Fla. (May, 2, 2012) – Regency Centers Corporation (NYSE:REG) announced today financial and operating results for the quarter ended March 31, 2012.

Earnings

Regency reported Recurring Funds From Operations (Recurring FFO) for the first quarter of $56.2 million, or $0.62 per diluted share, compared to $51.0 million and $0.59 per diluted share for the same period in 2011.

Regency reported net income attributable to common stockholders for the quarter of $13.2 million, or $0.14 per diluted share, compared to net income of $2.2 million and $0.02 per diluted share for the same period in 2011.

Funds From Operations (FFO) for the first quarter was $49.9 million, or $0.55 per diluted share. For the same period in 2011, the Company reported FFO of $52.7 million and $0.61 per diluted share.

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with the guidance set forth by NAREIT’s April 1, 2001 White Paper as well as the October 2011 definitional change to exclude operating real estate impairments; however, Regency also includes gains and losses from the sale of development properties in its calculation of FFO because it considers those items to be significant operating amounts included in its financial results. An additional performance measure used by Regency, Recurring FFO, represents FFO as defined above, excluding the effects of non-recurring transaction income or expense, gains or losses from the early extinguishment of debt and other one-time items.

Operations

For the three months ended March 31, 2012, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 93.6%

•	Percent leased, all properties: 92.7%

•	Increase in same property net operating income (NOI) over the same period last year, excluding termination fees: 4.2%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 2.9%

•	Leasing transactions, including in-process developments (wholly owned properties and 100% of co-investment partnerships): 405 new and renewal lease transactions for a total of 1.5 million square feet

Investments

Property Transactions

During the quarter, Regency sold two wholly owned operating properties at a gross sales price of $23.1 million and a weighted average cap rate of 7.4%. Also, Regency sold two out parcels at a gross sales price of $7.4 million. Subsequent to quarter end, the Company sold two co-investment operating properties for a gross sales price of $80.5 million and a weighted average cap rate of 5.9%. Regency’s share of the sales price was $19.8 million.

During the quarter, Regency and a co-investment partner purchased Lake Grove Commons at a gross purchase price of $72.5 million and a cap rate of 5.6%. Regency’s share of the purchase price was $29.0 million. The property is a 141,382 square foot, 100% leased Whole Foods-anchored shopping center located on Long Island.

Developments and Redevelopments

At March 31, 2012, the Company had 10 projects under development with estimated net development costs of $217.7 million. Additionally, Regency had six redevelopment projects in process with estimated net incremental costs, including its pro-rata share of co-investment partnerships, of $29.8 million.

Capital Markets

Preferred Stock

During the quarter, Regency issued $250 million of 6.625% Series 6 Cumulative Redeemable Preferred Shares (“Series 6 Stock”). The Company used the proceeds for the purchase of its 7.45% Series D Cumulative Preferred Limited Partnership Units and the redemption of its 7.45% Series 3 and 7.25% Series 4 Cumulative Redeemable Preferred Shares (collectively, the “Preferred Redemptions”). Beginning in 2013, the Preferred Redemptions and the issuance of the Series 6 Stock will result in annual preferred dividend savings of approximately $1.8 million.

Unsecured Term Loan

During the quarter, Regency drew $150 million on the $250 million unsecured term loan that it closed in November 2011. The Company retains the option to draw the remaining $100 million by July 13, 2012.

Rating Agencies

During the quarter, Standard and Poor’s and Fitch Ratings both affirmed Regency’s corporate credit rating and senior unsecured ratings of BBB, with each maintaining a Stable outlook.

Partnership Financings

Subsequent to quarter end, Regency closed on $128 million of mortgage loan refinancings in its GRI partnership. The 4.5% interest rate was locked in October 2011. The new loans carry a term of ten years and include interest-only payments for the first year outstanding.

Dividend

On May 1, 2012, the Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.4625 per share, payable on May 30, 2012 to shareholders of record on May 16, 2012.

2012 Guidance

The Company has updated its 2012 Recurring FFO per share and same property net operating income growth guidance. Some of these changes are summarized below. Please refer to the Company’s first quarter 2012 supplemental information package for the complete listing of updates.

Full Year 2012 Guidance
	Previous Guidance	Updated Guidance
Recurring FFO/share - 2012	$2.38 - $2.52	$2.42 - $2.54
FFO/share - 2012	$2.23 - $2.39	$2.30 - $2.42
Same property NOI growth - without termination fees(a)	1.5% - 3.0%	2.0% - 3.25%
Same property percent leased- at period end(a)	93.0% - 94.0%	93.25% - 94.25%

(a)	wholly owned and Regency’s pro-rata share of co-investment partnerships

Conference Call

In conjunction with Regency’s first quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, May 3, 2012 at 10:00 a.m. EDT on the Company’s web site www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the web site.

The Company has published forward-looking statements and additional financial information in its first quarter 2012 supplemental information package that may help investors estimate earnings for 2012. A copy of the Company’s first quarter 2012 supplemental information will be available on the Company’s web site at www.RegencyCenters.com or by written request to Diane Ortolano, Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the information provided for the quarter ended March 31, 2012. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Reconciliation of Net Income Attributable to Common Stockholders to Funds From Operations and Recurring Funds From Operations—Actual (in thousands)

For the Periods Ended March 31, 2012 and 2011	Three Months Ended		Year to Date
	2012	2011	2012	2011

Net income attributable to common stockholders	$13,181	$2,185	$13,181	$2,185
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	28,039	29,808	28,039	29,808
Depreciation and amortization - unconsolidated partnerships	11,100	11,341	11,100	11,341
Consolidated JV partners’ share of depreciation	(181)	(135)	(181)	(135)
Provision for impairment	—	4,580	—	4,580
Amortization of leasing commissions and intangibles	4,013	4,380	4,013	4,380
Gain on sale of operating properties, net of tax	(6,301)	(19)	(6,301)	(19)
(Income) loss from deferred compensation plan, net	(51)	548	(51)	548
Noncontrolling interest of exchangeable partnership units	54	13	54	13

Funds From Operations	49,854	52,701	49,854	52,701

Dilutive effect of share-based awards	(217)	(225)	(217)	(225)

Funds From Operations for calculating Diluted FFO per Share	$49,637	$52,476	$49,637	$52,476

Funds From Operations	$49,854	$52,701	$49,854	$52,701
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel loss (gain), net of dead deal costs and tax	(1,329)	(1,724)	(1,329)	(1,724)
Provision for hedge ineffectiveness	(5)	—	(5)	—
Gain on early debt extinguishment	—	(23)	—	(23)
Original preferred stock issuance costs expensed	7,835	—	7,835	—
Gain on redemption of preferred units	(1,875)	—	(1,875)	—
One-time additional preferred dividend payment	1,750	—	1,750	—

Recurring Funds From Operations	56,230	50,954	56,230	50,954

Dilutive effect of share-based awards	(217)	(225)	(217)	(225)

Recurring Funds From Operations for calculating Diluted Recurring FFO per Share	$56,013	$50,729	$56,013	$50,729

Weighted Average Shares For Diluted FFO per Share	89,704	85,358	89,704	85,358

Reported results are preliminary and not final until the filing of our Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of dominant grocery-anchored and community shopping centers. At March 31, 2012, the Company owned 365 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 49.8 million square feet located in top markets throughout the United States. Since 2000 Regency has developed 207 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information

March 31, 2012

(in thousands, except per share information)

Financial Results	Three Months Ended		Year to Date
	2012	2011	2012	2011
Recurring Funds From Operations (Recurring FFO)	$56,230	$50,954	$56,230	$50,954

Recurring FFO per share - Diluted	$0.62	$0.59	$0.62	$0.59

Diluted Recurring FFO per share growth rate	5.1%		5.1%

Funds From Operations (FFO)	$49,854	$52,701	$49,854	$52,701

FFO per share - Diluted	$0.55	$0.61	$0.55	$0.61

Diluted share count

Wtd Average Diluted Shares for FFO per share	89,704	85,358	89,704	85,358

Dividends paid per share and unit	$0.463	$0.463	$0.463	$0.463

Payout ratio of Diluted Recurring FFO per share	74.6%	78.4%	74.6%	78.4%

Coverage ratios

Interest only	3.5	3.1	3.5	3.1

Fixed Charge (Consolidated)	2.8	2.5	2.8	2.5

Fixed Charge (including pro-rata share of co-investment partnerships)	2.4	2.2	2.4	2.2

Capital Information	3/31/12	YTD Change	12/31/11	12/31/10

Closing common stock price per share	$44.48	$6.86	$37.62	$42.24
Total Shareholder Return	19.5%		-6.6%

Common Shares and Equivalents Outstanding	90,107	8	90,099	82,064

Market equity value of Common and Convertible shares	$4,007,959	$618,435	$3,389,524	$3,466,383
Non-Convertible Preferred Units and shares	$325,000	$0	$325,000	$325,000
Outstanding debt	$2,023,358	$40,918	$1,982,440	$2,094,469
Total market capitalization	$6,356,317	$659,353	$5,696,964	$5,885,852

Total real estate at cost before depreciation	$4,519,523	$30,729	$4,488,794	$4,417,746
Total assets at cost before depreciation	$4,818,063	$39,373	$4,778,690	$4,695,417

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	89,930	$8	89,922	81,887
Exchangeable O.P. Units held by noncontrolling interests	177	—	177	177

Common Shares and Equivalents Issued and Outstanding	90,107	8	90,099	82,064

Summary Real Estate Information

March 31, 2012

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/12	12/31/11	3/31/11	12/31/10
Number of shopping centers - All properties	365	367	396	396

Number of shopping centers - Operating properties	356	357	370	370

Number of shopping centers - Same properties	352	316	354	350

Number of projects in development	10	9	30	29

Gross Leasable Area (GLA) - All properties	42,435	42,149	44,744	45,077

GLA including anchor-owned stores - All properties	49,777	49,490	52,864	53,142

GLA - Operating properties	41,474	41,498	42,554	42,955

GLA - Same properties	40,571	37,023	40,387	40,379

GLA - Projects in development	961	651	2,190	2,121

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships	3/31/12	12/31/11	3/31/11	12/31/10
GLA - All properties	29,991	29,788	29,896	29,930

GLA including anchor-owned stores - All properties	36,144	35,941	36,038	36,051

GLA - Operating properties	29,030	29,137	27,758	27,861

GLA - Same properties	28,361	24,922	25,740	25,433

GLA - Projects in development	961	651	2,138	2,069

% leased - All properties	92.7%	92.7%	91.3%	92.0%

% leased - Operating properties	93.6%	93.5%	92.0%	92.8%

% leased - Same properties	93.6%	93.8%	92.0%	92.8%

Average % leased - Same properties	93.4%	92.6%	92.2%	92.8%

% Leased - Projects in development	64.2%	58.4%	83.2%	81.3%

Rental rate growth for spaces vacant less than 12 months - YTD (1)	2.9%	1.2%	-1.0%	-0.1%

Same property NOI growth - YTD	1.8%	-0.6%	-1.6%	1.2%

Same property NOI growth without termination fees - YTD	4.2%	0.1%	0.6%	0.0%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

March 31, 2012 and December 31, 2011

(in thousands)

	2012	2011
Assets
Real estate investments at cost:
Land, building and improvements	$3,873,248	3,877,835
Properties in development	250,342	224,077

	4,123,590	4,101,912
Less: accumulated depreciation	813,187	791,619

	3,310,403	3,310,293
Investments in real estate partnerships	395,933	386,882

Net real estate investments	3,706,336	3,697,175
Cash and cash equivalents	27,115	11,402
Restricted cash	6,406	6,050
Accounts receivable, net of allowance for doubtful accounts	42,338	37,733
Straight line rent receivables, net of reserves	49,625	48,132
Notes receivable	23,883	35,784
Deferred costs, net of accumulated amortization	71,094	70,204
Acquired lease intangible assets, net of accumulated amortization	25,937	27,054
Trading securities held in trust, at fair value	23,411	21,713
Other assets	28,731	31,824

Total assets	$4,004,876	3,987,071

Liabilities and Equity
Liabilities:
Notes payable	$1,748,358	1,942,440
Unsecured credit facilities	275,000	40,000

Total notes payable	2,023,358	1,982,440
Accounts payable and other liabilities	104,819	101,862
Derivative instruments, at fair value	59	37
Acquired lease intangible liabilities, net of accumulated accretion	12,269	12,662
Tenants’ security and escrow deposits	19,757	20,416

Total liabilities	2,160,262	2,117,417

Equity:
Stockholder’s Equity:
Preferred stock	325,000	275,000
Common stock, $.01 par	899	899
Additional paid in capital, net of treasury stock	2,266,559	2,266,620
Accumulated other comprehensive loss	(69,083)	(71,429)
Distributions in excess of net income	(690,845)	(662,735)

Total stockholders’ equity	1,832,530	1,808,355

Noncontrolling Interests:
Preferred units	—	49,158
Exchangeable operating partnership units	(990)	(963)
Limited partners’ interest in consolidated partnerships	13,074	13,104

Total noncontrolling interests	12,084	61,299

Total equity	1,844,614	1,869,654

Total liabilities and equity	$4,004,876	3,987,071

Ratios	2012	2011
Debt to real estate assets, before depreciation	44.8%	44.2%
Debt to total assets, before depreciation	42.0%	41.5%
Debt to total assets, before depreciation and including prorata share of JV’s (1)	45.4%	45.0%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	51.0%	50.6%
Unsecured assets to total real estate assets (wholly owned only)	78.5%	79.7%
Unsecured NOI to total NOI (wholly owned only)	78.5%	80.7%

(1)	debt ratio would be 45.1% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended March 31, 2012 and 2011

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Real Estate Revenues:
Minimum rent	$92,677	89,381	$92,677	89,381
Percentage rent	1,160	907	1,160	907
Recoveries from tenants	25,539	24,731	25,539	24,731
Termination Fees	188	2,762	188	2,762
Other income	999	1,505	999	1,505

	120,563	119,286	120,563	119,286

Real Estate Operating Expenses:
Operating and maintenance	18,678	19,579	18,678	19,579
Provision for doubtful accounts	453	627	453	627
Real estate taxes	15,396	14,725	15,396	14,725

	34,527	34,931	34,527	34,931

Net Operating Income	86,036	84,355	86,036	84,355

Fees, Development and Outparcel Gains:
Asset management fees	1,636	1,726	1,636	1,726
Property management fees	3,543	3,963	3,543	3,963
Leasing commissions and other fees	1,971	2,169	1,971	2,169
Gain on sale of outparcels and land	1,834	—	1,834	—
Dead deal and acquisition costs	(85)	(88)	(85)	(88)
Income tax benefit (expense)	(169)	1,815	(169)	1,815

	8,730	9,585	8,730	9,585

Other Operating Expense (Income):
General and administrative	14,645	15,661	14,645	15,661
Other expenses	818	821	818	821
Depreciation and amortization (including FF&E)	32,929	35,190	32,929	35,190
Interest expense, net	28,958	30,865	28,958	30,865
Gain on sale of operating properties	(6,301)	—	(6,301)	—
(Income) loss from deferred compensation plan, net	(51)	548	(51)	548
Hedge ineffectiveness	(1)	—	(1)	—

	70,997	83,085	70,997	83,085

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income	2,962	1,836	2,962	1,836
Gain on sale of operating properties	—	19	—	19
Provision for impairment - JV properties	—	(4,580)	—	(4,580)
Hedge ineffectiveness - JV properties	4	—	4	—

	2,966	(2,725)	2,966	(2,725)

Net Income	26,735	8,130	26,735	8,130

Noncontrolling Interests:
Preferred units	(629)	931	(629)	931
Exchangeable operating partnership units	54	13	54	13
Limited partners’ interest in consolidated partnerships	192	82	192	82

Net Income Attributable to Noncontrolling Interests	(383)	1,026	(383)	1,026

Net Income Attributable to Controlling Interests	27,118	7,104	27,118	7,104
Preferred Stock Dividends	13,937	4,919	13,937	4,919

Net Income Attributable to Common Stockholders	$13,181	2,185	$13,181	$2,185

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended March 31, 2012 and 2011

(in thousands, except share information)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Reconciliation of Net income to Funds from Operations

Net income attributable to common stockholders	$13,181	2,185	$13,181	2,185
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	28,039	29,808	28,039	29,808
Depreciation and amortization - unconsolidated partnerships	11,100	11,341	11,100	11,341
Consolidated JV partners’ share of depreciation	(181)	(135)	(181)	(135)
Provision for impairment (2)	—	4,580	0	4,580
Amortization of leasing commissions and intangibles	4,013	4,380	4,013	4,380
Gain on sale of operating properties, net of tax (2)	(6,301)	(19)	(6,301)	(19)
(Income) loss from deferred compensation plan, net	(51)	548	(51)	548
Noncontrolling interest of exchangeable partnership units	54	13	54	13

Funds From Operations (1)	$49,854	52,701	$49,854	52,701

Reconciliation of FFO to Recurring FFO

Funds from operations	$49,854	52,701	$49,854	52,701
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gain, net of dead deal costs and tax (2)	(1,329)	(1,724)	(1,329)	(1,724)
Provision for hedge ineffectiveness (2)	(5)	—	(5)	—
Gain on early debt extinguishment (2)	—	(23)	—	(23)
Original preferred stock issuance costs expensed	7,835	—	7,835	—
Gain on redemption of preferred units	(1,875)	—	(1,875)	—
One-time additional preferred dividend payment	1,750	—	1,750	—

Recurring Funds From Operations (1)	$56,230	50,954	$56,230	50,954

FFO Per Share Reconciliation (Diluted):
Net income attributable to common stockholders	$0.14	$0.02	$0.14	$0.02
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	0.31	0.35	0.31	0.35
Depreciation and amortization - unconsolidated partnerships	0.12	0.13	0.12	0.13
Consolidated JV partners’ share of depreciation	—	—	—	—
Provision for impairment (2)	—	0.05	—	0.05
Amortization of leasing commissions and intangibles	0.05	0.05	0.05	0.05
Gain on sale of operating properties, net of tax (2)	(0.07)	—	(0.07)	—
(Income) loss from deferred compensation plan, net	—	0.01	—	0.01
Noncontrolling interest of exchangeable partnership units	—	—	—	—

Funds From Operations	$0.55	$0.61	$0.55	$0.61

Reconciliation of FFO to Recurring FFO

Funds from operations	$0.55	$0.61	$0.55	$0.61
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gain, net of dead deal costs and tax (2)	(0.02)	(0.02)	(0.02)	(0.02)
Provision for hedge ineffectiveness (2)	—	—	—	—
Gain on early debt extinguishment (2)	—	—	—	—
Original preferred stock issuance costs expensed	0.09	—	0.09	—
Gain on redemption of preferred units	(0.02)	—	(0.02)	—
One-time additional preferred dividend payment	0.02	—	0.02	—

Funds From Operations - Recurring	$0.62	$0.59	$0.62	$0.59

(1)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 35 of this supplemental report.
(2)	Includes Regency’s pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures

For the Periods Ended March 31, 2012 and 2011

(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Additional Disclosures:

Straight-line rental income, net of reserve	$1,650	1,574	$1,650	1,574
Above- and below- market rent amortization	221	200	221	200
Pro-rata share of JV straight-line rental income, net	384	283	384	283
Pro-rata share of JV above- and below- market rent amortization	392	471	392	471

Impairment losses including pro-rata share of JV’s	—	4,580	—	4,580
Stock based compensation expense	2,926	2,758	2,926	2,758
Capitalized interest	371	589	371	589
Capitalized direct leasing compensation costs	2,750	2,125	2,750	2,125
Capitalized direct development compensation costs	2,597	898	2,597	898

Fees earned from 3rd parties as reported for GAAP	$7,150	7,858	$7,150	7,858
Fees earned from 3rd parties, excluding REG owned portion	5,761	6,422	5,761	6,422

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$144,950	$145,783	$144,950	$145,783
Expenses	40,977	43,606	40,977	43,606

Same property NOI	$103,973	102,177	$103,973	102,177

Capital Expenditures (non-revenue enhancing only):

Leasing commissions, including pro rata share of JV’s	$3,667	$2,810	$3,667	$2,810
Tenant improvements, including pro rata share of JV’s	3,426	1,494	3,426	1,494
Building improvements, including pro rata share of JV’s	4,199	1,954	4,199	1,954
Major Renovations, including pro rata share of JV’s	836	1,043	836	1,043

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended March 31, 2012 and 2011

(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$92,365	87,173	92,365	87,173
Percentage rent	1,160	907	1,160	907
Recoveries from tenants and other income	26,714	28,390	26,714	28,390
Management, transaction, and other fees	7,150	7,858	7,150	7,858

Total revenues	127,389	124,328	127,389	124,328

Operating Expenses:
Depreciation and amortization	32,841	34,499	32,841	34,499
Operating and maintenance	18,594	18,984	18,594	18,984
General and administrative	16,122	16,953	16,122	16,953
Real estate taxes	15,289	14,357	15,289	14,357
Other expense (income)	1,589	(321)	1,589	(321)

Total operating expenses	84,435	84,472	84,435	84,472

Other Expense (Income):
Interest expense, net of interest income	28,958	30,865	28,958	30,865
Gain on sale of operating properties and properties in development	(1,834)	—	(1,834)	—
Provision for impairment	—	—	—	—
Loss on early debt extinguishment	—	—	—	—
Net investment income from deferred compensation plan	(1,528)	(745)	(1,528)	(745)

Total other expense	25,596	30,120	25,596	30,120

Income before equity in income (loss) of investments in real estate partnerships	17,358	9,736	17,358	9,736

Equity in income (loss) of investments in real estate partnerships	2,966	(2,725)	2,966	(2,725)

Income from continuing operations	20,324	7,011	20,324	7,011

Discontinued Operations, net:
Operating income	110	1,119	110	1,119
Gain on sale of properties	6,301	—	6,301	—

Income from discontinued operations	6,411	1,119	6,411	1,119

Net income	26,735	8,130	26,735	8,130

Noncontrolling Interests:
Preferred units	629	(931)	629	(931)
Exchangeable operating partnership units	(54)	(13)	(54)	(13)
Limited partners’ interests in consolidated partnerships	(192)	(82)	(192)	(82)

Net income attributable to noncontrolling interests	383	(1,026)	383	(1,026)

Net income attributable to controlling interests	27,118	7,104	27,118	7,104

Preferred stock dividends	(13,937)	(4,919)	(13,937)	(4,919)

Net income attributable to common stockholders	$13,181	2,185	$13,181	2,185

These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

March 31, 2012 and December 31, 2011

(in thousands)

Total Debt Outstanding:	3/31/12	12/31/11
Mortgage loans payable:
Fixed rate secured loans	$438,120	439,880
Variable rate secured loans	12,614	12,665
Unsecured debt offering fixed rate	1,297,624	1,489,895
Unsecured credit facilities	275,000	40,000

Total	$2,023,358	1,982,440

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2012	5,306	—	—	5,306	6.8%
2013	6,995	16,332	—	23,327	7.1%
2014	6,481	28,483	150,000	184,964	5.0%
2015	5,170	46,313	475,000	526,483	5.3%
2016	4,857	14,161	150,000	169,018	6.2%
2017	4,263	75,511	400,000	479,774	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	43,330	150,000	196,006	6.1%
2021	2,782	—	250,000	252,782	4.8%
>10 years	8,319	5,848	—	14,167	0.2%
Unamortized debt (discount)/premium	—	4,099	(2,376)	1,723

	$53,299	397,435	1,572,624	2,023,358	5.8%

(1)	Includes unsecured public debt and unsecured credit facilities.

Percentage of Total Debt:	3/31/12	12/31/11
Fixed	85.8%	97.3%
Variable	14.2%	2.7%

Current Average Interest Rates:(2)
Fixed	5.7%	5.8%
Variable	1.7%	1.8%
Effective Interest Rate	5.1%	5.7%

(2)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.6	5.0
Variable	4.0	3.2

Summary of Line of Credit, Unsecured Public Debt and Public Debt Covenants

March 31, 2012

(in thousands)

Outstanding Line of Credit and Unsecured Public Debt:	Origination	Maturity	Rate	Balance

$600 Million Line of Credit	09/07/11	09/05/15	LIBOR + 1.25%	$125,000

$250 Million Term Loan	11/17/11	12/15/16	LIBOR + 1.45%	$150,000

Unsecured Public Debt:	04/01/04	04/15/14	4.950%	$150,000
	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000

Unsecured Public Debt Covenants:	Required			12/31/11	9/30/11	6/30/11	3/31/11

Fair Market Value Calculation Method Covenants(1)
Total Consolidated Debt to Total Consolidated Assets	≤	65%		35%	36%	35%	34%
Secured Consolidated Debt to Total Consolidated Assets	≤	40%		8%	8%	8%	7%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	2.9	3.1	2.9	2.7
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%		304%	298%	310%	315%

Historical Cost Basis Covenants(1)
Total Consolidated Debt to Total Undepreciated Assets	≤	60%		42%	42%	41%	41%
Secured Consolidated Debt to Total Undepreciated Assets	≤	40%		10%	9%	9%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	2.9	3.1	2.9	2.7
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%		257%	252%	260%	266%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing.

(1)	For a complete listing of all Debt Covenant related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Summary of Preferred Stock

March 31, 2012

(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 5	6.700%	8/2/2005	8/2/2010	$75,000	$2,222
Series 6	6.625%	2/16/2012	2/16/2017	250,000	8,582

				$325,000	$10,804

Property Transactions

March 31, 2012

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner	City/State	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
Jan-12	Lake Grove Commons	GRI	Lake Grove, NY	141	$72,500	$29,000	5.6%	Whole Foods

	Total Acquisitions			141	$72,500	$29,000	5.6%

Dispositions:
Date	Property Name	Co-investment Partner	City/State	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
Feb-12	Shoppes at Mason		Cincinnati, OH	81	$8,200	$8,200	6.8%	Kroger
Mar-12	Trophy Club		Dallas, TX	107	14,900	14,900	7.8%	Tom Thumb

	Total Dispositions			187	$23,100	$23,100	7.4%

Note: Partnership with GRI - Regency owns 40%

Developments and Redevelopments

March 31, 2012

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
					(in thousands)	(in thousands)		(in thousands)		(in thousands)
Projects in Development (after 1/1/09):
East Washington Place (3)	CA	Santa Rosa- Petaluma	Target	07/01/13	61,453	54,241	7.4%	208	0%	347	40%
South Bay Village (4)	CA	Los Angeles- Long Beach- Santa Ana	Orchard Supply Hardware, HomeGoods	09/01/12	29,746	11,819	7.0%	108	69%	108	69%
Kent Place	CO	Denver- Aurora	King Soopers	10/01/12	9,152	2,313	9.0%	47	81%	47	81%
Market at Colonnade	NC	Raleigh- Cary	Whole Foods	03/01/11	15,515	505	9.1%	58	94%	58	94%
Northgate Marketplace	OR	Medford	Trader Joe’s, REI	10/01/12	18,589	13,134	8.2%	81	76%	81	76%
Southpark at Cinco Ranch	TX	Houston- Sugar Land- Baytown	Kroger & Academy Sports	11/01/12	28,866	14,942	8.7%	228	76%	228	76%

Total Projects in Development (after 1/1/09)					$163,320	$96,954	7.9%	729	55%	868	62%

Projects in Development (prior to 1/1/09):
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,204	(4,183)	6.7%	70	91%	70	91%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	08/01/09	7,600	339	3.0%	9	70%	152	98%
Village at Lee Airpark	MD	Baltimore- Towson	Giant	11/01/10	24,145	1,950	8.3%	88	97%	88	97%
Harris Crossing	NC	Raleigh- Cary	Harris Teeter	03/01/11	8,407	(2,341)	7.0%	65	93%	65	93%

Total Projects in Development (prior to 1/1/09)					$54,356	$(4,235)	7.0%	232	93%	374	96%

Total Projects in Development		10			$217,676	$92,719	7.6%	961	64%	1,242	72%

Development Completions:
Centerplace of Greeley III Ph II	CO	Greeley	TJ Maxx	03/01/12	2,110	177	10.0%	25	100%	25	100%

Total Development Completions		1			$2,110	$177	10.0%	25	100%	25	100%

Redevelopments:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Various Properties		6			29,784	9,793	8.0%	1,043	92%	1,176	93%

Notes:

New starts for the quarter are in bold and shaded.

(1)	Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs. Negative amounts due to expected outparcel proceeds.
(2)	The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.1% (Projects in Development) and 9.4% (Development Completions).
(3)	Conversion of previously purchased land with incremental net development costs of $47,819 at an incremental stabilized yield of 9.5%.
(4)	Conversion of previously purchased land with incremental net development costs of $12,378 at an incremental stabilized yield of 13.4%.
(5)	Includes Regency’s pro-rata share of unconsolidated co-investment partnerships.

Projected Development Funding, Completions and Land Held

March 31, 2012

In-Process Developments Projected Funding (1)

($ Thousands)

Q2 2012E	Q3 2012E	Q4 2012E	2013+E

$12,000 - $15,500	$10,000 - $13,500	$10,000 - $12,000	$45,000 - $65,000

Estimated Development Completion Schedule

($ Thousands)

	Q2 2012E	Q3 2012E	Q4 2012E	2013+E
Net Dev. Costs:	$24,000 - $24,200	$7,000 - $7,800	$22,000 - $38,000	$145,000 - $163,000

Land Held for Future Development (2)

($ Thousands)

# of Projects	Net Development Costs To Date
10	$61,604

Notes:

(1)	Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments

March 31, 2012

(in thousands)

						Regency
Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/2012	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	Various	29	3,371	$575,264	$308,739	20.00%	$61,748	29,869	$429
(JV-CCV)	Cameron Village	1	553	104,313	47,300	30.00%	14,190	17,064	207

		30	3,924	679,577	356,039

GRI
(JV-GRI)	Various	81	10,303	2,062,642	1,110,809	40.00%	444,323	272,379	1,622

Charter Hall Retail REIT
(JV-M3)	Various	4	376	61,044	44,070	24.95%	10,995	157	(24)

CalSTRS
(JV-RC)	Various	9	903	180,378	92,386	25.00%	23,097	18,041	90

Regency Retail Partners
(JV-RRP)	Various	9	1,535	331,156	207,663	20.00%	41,533	16,207	136

USAA
(JV-USA)	Various	8	809	126,026	66,917	20.01%	13,389	2,835	36

Publix
(JV-O)	Various	6	551	75,272	—	50.00%	—	37,125	422

H.E.B.
(JV-O)	Various (1)	1	137	26,758	26,344	50.00%	13,172	373	59

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,487	—	50.00%	—	1,883	(11)

		148	18,358	$3,555,340	$1,904,228		$622,447	395,933	$2,966

(1) Includes land held for future development
Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers in Unconsolidated Partnerships								520,752
less: Impairment								(5,880)
less: Ownership percentage or Restricted Gain Method deferral								(40,737)
less: Net book equity in excess of purchase price								(78,202)

Regency Centers’ Investment in Real Estate Partnerships								395,933

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

March 31, 2012 and December 31, 2011

(in thousands)

	2012	2011
Assets
Real estate, at cost	$1,315,538	$1,284,113
Less: accumulated depreciation	224,104	214,599

	1,091,434	1,069,514
Properties in development	12,442	12,442

Net real estate investments	1,103,876	1,081,956

Cash and cash equivalents	11,290	11,805
Accounts receivable, net of allowance for uncollectible accounts	10,732	9,072
Straight line rent receivable, net of reserves	11,974	11,609
Deferred costs, net	13,736	13,484
Acquired lease intangible assets, net	23,792	22,950
Other assets	2,842	4,596
Regency only assets (1)	4,509	5,482

Total assets	$1,182,751	1,160,954

Liabilities and Equity
Liabilities:
Notes payable	$622,447	$610,430
Accounts payable and other liabilities	21,481	21,216
Tenants’ security and escrow deposits	2,887	2,788
Acquired lease intangible liabilities, net	15,184	14,099

Total liabilities	661,999	648,533

Equity:
Equity - Regency Centers	520,752	512,421

Total Liabilities and Equity	$1,182,751	$1,160,954

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended March 31, 2012 and December 31, 2011

(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$24,529	25,240	$24,529	25,240
Percentage rent	293	233	293	233
Recoveries from tenants	7,084	7,892	7,084	7,892
Termination fees	222	37	222	37
Other income	229	359	229	359

Total revenues	32,357	33,761	32,357	33,761

Operating expense (income):
Operating and maintenance	4,761	5,953	4,761	5,953
Real estate taxes	3,994	4,545	3,994	4,545
Provision for doubtful accounts	150	412	150	412
Other expense (income)	8	(16)	8	(16)

Total operating expenses	8,913	10,894	8,913	10,894

Net operating income	23,444	22,867	23,444	22,867

Other expense (income):
General and administrative	654	473	654	473
Depreciation and amortization expense	11,115	11,349	11,115	11,349
Interest expense, net	8,729	9,415	8,729	9,415
Gain on sale of real estate	—	(19)	—	(19)
Gain on hedge ineffectiveness	(4)	—	(4)	—
Other expense (income)	—	(195)	—	(195)

Total other expense	20,494	21,023	20,494	21,023

Net income before Regency only expense (income)	2,950	1,844	2,950	1,844
Regency only expense (income):
Accretion of excess investment	(53)	(51)	(53)	(51)
Depreciation of capitalized costs	37	40	37	40
Provision for impairment on investment in real estate partnerships	—	4,580	—	4,580

Total Regency only expense (income)	(16)	4,569	(16)	4,569

Net income	$2,966	(2,725)	$2,966	(2,725)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

March 31, 2012 and December 31, 2011

(in thousands)

Total Debt Outstanding:	3/31/12	12/31/11
Mortgage loans payable:
Fixed rate secured loans	$1,883,430	1,853,982
Unsecured line of credit variable rate	20,798	20,798

Total	1,904,228	1,874,780

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share	Weighted Average Fixed Interest Rate

2012	11,978	234,838	20,798	267,614	101,356	5.20%
2013	18,293	24,373	—	42,666	15,557	5.04%
2014	19,122	77,369	—	96,491	28,829	5.67%
2015	19,247	130,796	—	150,043	48,517	5.60%
2016	16,406	329,757	—	346,163	104,503	5.94%
2017	15,844	190,655	—	206,499	45,566	6.04%
2018	16,381	87,341	—	103,722	24,700	5.97%
2019	16,037	65,939	—	81,977	20,762	7.45%
2020	12,653	242,632	—	255,285	94,306	5.82%
2021	7,473	151,432	—	158,905	63,379	4.85%
>10 Years	12,629	180,477	—	193,105	75,035	4.80%
Net unamortized debt premium/(discount)	—	1,758	—	1,758	(63)

	$166,063	1,717,367	20,798	1,904,228	622,447	5.61%

Percentage of Total Debt:	3/31/12	12/31/11
Fixed	98.9%	98.9%
Variable	1.1%	1.1%

Current Average Interest Rates:(1)
Fixed	5.6%	5.6%
Variable	2.9%	3.1%
Effective Interest Rate	5.6%	5.6%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.3	4.6
Variable	3.5	0.5

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$618,288	606,270
Unsecured line of credit variable rate	4,159	4,160

Total	$622,447	610,430

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2012

Leasing Statistics - Comparable

							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in thousands)	Base Rent/ Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements/ Sq. Ft.	Leasing Transactions	GLA (in thousands)	Rent Growth
1st Quarter 2012	333	782	$19.45	0.5%	5.0	$1.32	280	689	2.9%
4th Quarter 2011	391	879	19.98	-0.6%	5.0	1.40	319	776	1.6%
3rd Quarter 2011	403	1,218	17.45	-1.6%	4.9	1.24	339	1,104	0.5%
2nd Quarter 2011	421	1,097	17.58	-1.0%	5.1	1.10	344	985	2.8%

Total - 12 months	1,548	3,976	$18.44	-0.8%	5.0	$1.25	1,282	3,554	1.9%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in thousands)	Base Rent/ Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements/ Sq. Ft.	Leasing Transactions	GLA (in thousands)	Rent Growth
1st Quarter 2012	89	189	$19.05	-5.2%	6.8	$4.41	36	97	6.0%
4th Quarter 2011	131	203	22.84	-4.6%	5.7	5.25	59	99	5.4%
3rd Quarter 2011	130	225	23.48	-10.5%	6.7	5.92	66	110	-6.1%
2nd Quarter 2011	142	245	19.11	-11.5%	5.9	4.06	65	133	2.0%

Total - 12 months	492	862	$21.11	-8.3%	6.3	$4.90	226	439	0.9%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in thousands)	Base Rent/ Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements/ Sq. Ft.	Leasing Transactions	GLA (in thousands)	Rent Growth
1st Quarter 2012	244	592	$19.58	2.4%	4.4	$0.33	244	592	2.4%
4th Quarter 2011	260	676	19.12	0.9%	4.9	0.24	260	676	0.9%
3rd Quarter 2011	273	994	16.08	1.8%	4.5	0.18	273	994	1.8%
2nd Quarter 2011	279	852	17.14	2.9%	4.8	0.25	279	852	2.9%

Total - 12 months	1,056	3,114	$17.70	2.0%	4.7	$0.24	1,056	3,114	2.0%

Leasing Statistics - Comparable and Non-comparable

Total	Leasing Transactions	GLA (in thousands)	Base Rent/ Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements/ Sq. Ft.
1st Quarter 2012	405	1,168	$17.90	8.1	$1.30
4th Quarter 2011	480	1,188	19.62	6.0	2.53
3rd Quarter 2011	478	1,508	17.50	5.9	1.55
2nd Quarter 2011	510	1,356	17.58	5.3	1.82

Total - 12 months	1,873	5,220	$18.09	6.2	$1.79

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Parternships

March 31, 2012

(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	79.2%	$1,521	0.3%	$13.66
Arizona	4	410	1.4%	83.9%	$4,982	1.1%	14.54
California	72	6,810	22.7%	91.6%	$131,631	29.6%	21.90
Colorado	20	1,495	5.0%	92.8%	$17,296	3.9%	13.54
Connecticut	1	72	0.2%	99.8%	$1,731	0.4%	24.12
Delaware	4	334	1.1%	90.9%	$4,482	1.0%	14.98
District of Columbia	2	12	0.0%	100.0%	$757	0.2%	60.83
Florida	56	4,829	16.1%	92.3%	$56,233	12.6%	13.14
Georgia	17	1,318	4.4%	91.4%	$19,123	4.3%	16.73
Illinois	15	1,308	4.4%	96.1%	$16,222	3.6%	13.31
Indiana	5	110	0.4%	88.9%	$1,764	0.4%	18.38
Kentucky	1	23	0.1%	93.9%	$376	0.1%	17.28
Maryland	16	720	2.4%	92.9%	$11,951	2.7%	18.67
Massachusetts	3	397	1.3%	95.7%	$6,748	1.5%	18.04
Michigan	2	118	0.4%	39.2%	$480	0.1%	21.38
Minnesota	5	207	0.7%	98.4%	$2,676	0.6%	13.29
Missouri	4	408	1.4%	99.0%	$4,118	0.9%	10.22
Nevada	1	331	1.1%	88.7%	$3,488	0.8%	13.27
New Jersey	2	63	0.2%	94.7%	$989	0.2%	16.96
New York	1	57	0.2%	100.0%	$1,678	0.4%	29.68
North Carolina	16	1,169	3.9%	94.6%	$15,432	3.5%	14.39
Ohio	13	1,617	5.4%	95.5%	$17,588	4.0%	11.45
Oregon	9	778	2.6%	90.4%	$10,586	2.4%	17.79
Pennsylvania	11	652	2.2%	96.5%	$11,819	2.7%	19.75
South Carolina	6	176	0.6%	96.9%	$2,310	0.5%	13.59
Tennessee	6	479	1.6%	94.1%	$6,154	1.4%	13.66
Texas	31	3,439	11.5%	93.3%	$52,048	11.7%	17.80
Virginia	28	1,882	6.3%	94.2%	$30,041	6.7%	17.23
Washington	10	526	1.8%	93.2%	$10,125	2.3%	20.90
Wisconsin	2	108	0.4%	93.5%	$783	0.2%	7.78

Total All Properties	365	29,991	100.0%	92.7%	$445,133	100.0%	$16.75

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By State

March 31, 2012

(in thousands)

						JVs at 100%	REG’s pro- rata share	REG’s pro- rata share	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	85	85	87.8%		—	54	Publix	$14.77
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118	59	66.9%		—	44	Publix	$11.55

			AL			203	144	79.2%	79.2%	—	99

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113	113	88.1%		—	55	Safeway	$15.17
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	108	22	82.2%		—	55	Safeway	$14.21
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239	239	88.9%		—	—	Golf & Tennis Pro Shop, Inc.	$13.99
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	36	36	38.3%		—	—	—	$19.17

			AZ			496	410	83.9%	83.9%	—	111

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240	240	93.2%		—	68	Ralphs, Jimbo’s...Naturally!	$27.53
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	89	89	97.8%		143	58	Albertsons, (Target)	$25.07
Applegate Ranch Shopping Center			CA	Merced	2006	144	144	82.4%		320	179	(Super Target), (Home Depot)	$14.97
Auburn Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1990	134	54	82.4%		—	46	Bel Air Market	$18.48
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	122	49	98.7%		—	32	Mollie Stone’s Market	$21.10
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93	19	95.7%		—	34	Safeway	$24.23
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352	141	99.6%		—	25	Sprout’s Markets, Target	$16.03
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260	260	95.5%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.48
Clovis Commons			CA	Fresno	2004	175	175	99.3%		146	146	(Super Target)	$20.58
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167	42	98.5%		—	66	Safeway, Orchard Supply & Hardware	$15.71
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	179	179	96.5%		—	40	Bristol Farms	$34.20
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63	63	90.6%		53	53	(Safeway)	$34.96
East Washington Place			CA	Santa Rosa-Petaluma	2011	208	208	0.0%		138	—	(Target)	NA
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	136	136	91.7%		—	36	Von’s Food & Drug	$22.51
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256	256	99.6%		67	78	(Lucky’s), Trader Joe’s	$25.71
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	91	91	92.2%		—	42	Von’s Food & Drug	$15.83
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102	102	98.3%		—	23	Safeway	$20.83
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	233	47	98.9%		124	44	Stater Bros., (Target)	$15.79
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	67	13	100.0%		—	—	24 Hour Fitness	$26.30
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	145	58	95.3%		—	35	Albertsons	$24.39
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1999	90	90	91.4%		—	55	Safeway	$18.90
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	99	99	95.3%		—	44	Stater Bros.	$23.70
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	147	147	91.1%		—	55	Ralphs	$29.69
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	85	85	94.7%		—	38	Gelson’s Markets	$17.28
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	242	242	92.5%		—	—	Lowe’s	$5.53
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	227	91	92.8%		—	24	Sprout’s Markets	$18.82
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	66	13	100.0%		—	52	Ralphs	$22.35
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	230	230	95.5%		—	44	Ralphs	$29.48
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2006	133	133	78.4%		236	94	(Home Depot), (WinCo), Toys R Us	$15.58
Indio Towne Center Phase II			CA	Riverside-San Bernardino-Ontario	2010	47	47	100.0%		—	—	Toys “R” Us/ Babies “R” Us	NA
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38	38	81.4%		—	14	Fresh & Easy	$17.86
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	42	17	94.5%		39	39	(Albertsons)	$25.57
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113	113	98.2%		53	53	(Safeway)	$17.12
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	68	14	97.8%		—	26	Whole Foods	$32.15
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	127	51	100.0%		—	43	Safeway	$18.37
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91	91	97.5%		—	43	Stater Bros.	$20.64
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102	41	95.5%		—	44	Albertsons	$12.90
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149	149	97.7%		—	58	Albertsons	$20.56
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83	83	93.8%		—	44	Albertsons	$15.36
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	1998	104	104	93.1%		—	40	Safeway	$19.15
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	195	39	94.2%		—	25	Sprout’s Markets	$18.36
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	30	30	100.0%		—	30	Whole Foods	$55.66
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	95	95	92.9%		—	37	Von’s Food & Drug	$22.33
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	228	91	97.9%		—	—	Target, Toys “R” Us	$22.78
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212	85	91.8%		—	50	Von’s Food & Drug	$17.82
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	166	166	100.0%		—	10	Trader Joe’s	$29.22
Raley’s Supermarket	JV-C2	20%	CA	Sacramento--Arden-Arcade--Roseville	1964	63	13	100.0%		—	63	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153	61	90.6%		—	40	Von’s Food & Drug	$19.51
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	68	68	83.5%		—	45	Stater Bros.	$17.49
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	52	52	100.0%		—	37	Superior Super Warehouse	$18.49
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50	50	100.0%		38	38	(Safeway)	$30.38
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	97	19	95.5%		—	48	Von’s Food & Drug	$22.91
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103	103	100.0%		62	62	(Safeway)	$34.80
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	85	34	100.0%		—	32	Nob Hill	$14.94
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	92	37	98.4%		—	53	Safeway	$15.33
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	2012	108	108	69.3%		—	—	Orchard Supply Hardware	NA
Stanford Ranch Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1991	90	36	95.9%		—	46	Bel Air Market	$15.58
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	79	79	98.3%		—	34	Safeway	$18.81
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146	146	97.2%		—	56	Safeway	$21.11
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98	39	98.9%		—	41	Ralphs	$15.65
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198	198	98.1%		—	45	Albertsons, Target	$17.66
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	173	173	98.8%		—	35	Whole Foods, Kohl’s	$23.06
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76	76	92.8%		—	43	Von’s Food & Drug	$19.16
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27	27	72.9%		—	—	—	$24.68
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129	26	96.7%		165	—	Krikorian Theaters, (Lowe’s)	$25.15
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55	11	45.5%		—	25	Frazier Farms	$17.28

Portfolio Summary Report By State

March 31, 2012

(in thousands)

						JVs at 100%	REG’s pro-rata share	REG’s pro-rata share	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11	11	100.0%		—	—	—	$32.79
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88	88	91.6%		—	25	Safeway	$17.10
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	191	191	89.5%		—	72	Von’s Food & Drug and Sprouts	$14.53
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92	92	100.0%		—	51	Albertsons	$25.91
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	108	108	98.7%		—	78	El Super	$13.56
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	81	81	95.9%		113	—	(Target)	$20.77
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	110	44	100.0%		—	17	Fresh & Easy	$33.14

			CA			9,178	6,810	91.6%	94.9%	1,908	2,962

Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	370	148	94.0%		—	71	King Soopers, Wal-Mart	$9.64
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159	64	88.2%		—	44	Safeway	$18.14
Belleview Square			CO	Denver-Aurora	1978	117	117	100.0%		—	65	King Soopers	$15.81
Boulevard Center			CO	Denver-Aurora	1986	80	80	91.6%		53	53	(Safeway)	$21.61
Buckley Square			CO	Denver-Aurora	1978	116	116	98.8%		—	62	King Soopers	$9.19
Centerplace of Greeley III Phase I			CO	Greeley	2007	94	94	85.9%		—	—	Sports Authority	$14.69
Centerplace of Greeley III Phase II			CO	Greeley	2011	25	25	100.0%		—	—	—	NA
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	86	34	93.3%		—	52	King Soopers	$10.93
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143	29	98.7%		—	66	Whole Foods	$24.80
Falcon Marketplace			CO	Colorado Springs	2005	22	22	72.5%		184	50	(Wal-Mart Supercenter)	$21.10
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100	25	93.8%		—	66	King Soopers	$8.55
Kent Place			CO	Denver-Aurora	2011	47	47	80.7%		—	30	King Soopers	NA
Littleton Square			CO	Denver-Aurora	1997	94	94	73.4%		—	50	King Soopers	$12.22
Lloyd King Center			CO	Denver-Aurora	1998	83	83	96.9%		—	61	King Soopers	$11.05
Marketplace at Briargate			CO	Colorado Springs	2006	29	29	100.0%		66	66	(King Soopers)	$26.85
Monument Jackson Creek			CO	Colorado Springs	1999	85	85	100.0%		—	70	King Soopers	$10.88
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	83	33	96.4%		—	55	King Soopers	$9.17
Shops at Quail Creek			CO	Denver-Aurora	2008	38	38	83.4%		100	100	(King Soopers)	$24.05
South Lowry Square			CO	Denver-Aurora	1993	120	120	93.5%		—	63	Safeway	$11.87
Stroh Ranch			CO	Denver-Aurora	1998	93	93	97.0%		—	70	King Soopers	$12.05
Woodmen Plaza			CO	Colorado Springs	1998	116	116	96.4%		—	70	King Soopers	$12.48

			CO			2,103	1,495	92.8%	93.1%	403	1,162

Corbin’s Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	180	72	99.8%		—	10	Trader Joe’s	$24.12

			CT			180	72	99.8%	99.8%	—	10

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	23	6	100.0%		—	12	Trader Joe’s	$36.22
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	17	7	100.0%		—	—	—	$81.68

			DC			40	12	100.0%	100.0%	—	12

First State Plaza	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1988	161	64	86.4%		—	57	Shop Rite	$14.77
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	232	232	91.1%		—	49	Acme Markets, K-Mart	$13.37
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	67	27	96.1%		—	—	—	$20.87
White Oak - Dover, DE			DE	Dover	2000	11	11	100.0%		—	—	—	$32.73

			DE			470	334	90.9%	90.9%	—	106

Anastasia Plaza			FL	Jacksonville	1988	102	102	95.9%		—	49	Publix	$11.59
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	103	103	92.2%		—	36	Publix	$16.04
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	142	142	91.1%		—	42	Publix	$11.30
Berkshire Commons			FL	Naples-Marco Island	1992	110	110	100.0%		—	66	Publix	$13.38
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	268	268	96.3%		—	40	Publix, Wal-Mart, Bealls	$8.86
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	117	117	79.0%		—	46	Publix	$17.63
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	11	11	100.0%		98	—	(Kohl’s)	$33.39
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90	45	82.5%		—	54	Publix	$17.95
Carriage Gate			FL	Tallahassee	1978	77	77	86.8%		—	—	—	$13.62
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	156	156	94.0%		—	54	Publix	$18.36
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82	82	100.0%		—	51	Publix	$13.07
Courtyard Shopping Center			FL	Jacksonville	1987	137	137	100.0%		63	63	(Publix), Target	$3.33
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	163	163	91.1%		—	42	Publix	$13.37
East Towne Center			FL	Orlando	2003	70	70	90.0%		—	45	Publix	$12.74
First Street Village			FL	Cape Coral-Fort Myers	2006	55	55	93.0%		—	39	Publix	$16.47
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	45	11	99.4%		—	28	Publix	$12.69
Fleming Island			FL	Jacksonville	2000	137	137	74.8%		130	48	Publix, (Target)	$21.07
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90	90	100.0%		—	42	Publix	$14.87
Grande Oak			FL	Cape Coral-Fort Myers	2000	79	79	94.7%		—	54	Publix	$14.25
Hibernia Pavilion			FL	Jacksonville	2006	51	51	97.4%		—	39	Publix	$17.01
Hibernia Plaza			FL	Jacksonville	2006	8	8	16.7%		—	—	—	$13.23
Horton’s Corner			FL	Jacksonville	2007	15	15	100.0%		—	—	—	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58	12	97.6%		—	48	Publix	$9.99
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75	15	87.0%		—	45	Publix	$12.02
Julington Village	JV-C	20%	FL	Jacksonville	1999	82	16	100.0%		—	51	Publix	$14.32
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75	75	98.7%		—	51	Publix	$11.84
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	64	32	95.6%		—	44	Publix	$11.71
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90	90	74.7%		—	—	LA Fitness	$18.09
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	113	113	88.1%		—	—	—	$15.91
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	49	49	81.8%		—	—	—	$17.03
Millhopper Shopping Center			FL	Gainesville	1974	80	80	100.0%		—	46	Publix	$14.09
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125	125	84.1%		—	51	Publix	$14.14
Newberry Square			FL	Gainesville	1986	181	181	94.7%		—	40	Publix, K- Mart	$8.02
Nocatee Town Center			FL	Jacksonville	2007	70	70	91.2%		—	54	Publix	$13.93

Portfolio Summary Report By State

March 31, 2012

(in thousands)

						JVs at 100%	REG’s pro-rata share	REG’s pro-rata share	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75	75	92.3%		—	48	Publix	$12.45
Oakleaf Commons			FL	Jacksonville	2006	74	74	86.7%		—	46	Publix	$13.51
Ocala Corners			FL	Tallahassee	2000	87	87	95.9%		—	61	Publix	$12.72
Old St Augustine Plaza			FL	Jacksonville	1990	232	232	94.3%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.67
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	77	38	100.0%		—	61	Publix	$13.16
Pine Tree Plaza			FL	Jacksonville	1999	63	63	96.8%		—	38	Publix	$12.85
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	78	16	84.5%		—	45	Publix	$14.94
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	350	350	92.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.85
Seminole Shoppes			FL	Jacksonville	2009	73	73	96.4%		—	54	Publix	$18.86
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108	108	95.5%		—	46	Winn- Dixie	$13.93
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105	53	93.5%		97	45	Publix, (Kohl’s)	$17.24
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	15	7	70.0%		—	—	—	$20.37
Shops at John’s Creek			FL	Jacksonville	2004	15	15	73.5%		—	—	—	$18.47
Starke			FL	None	2000	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108	108	94.8%		—	—	Kohl’s	$4.48
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9	9	70.4%		143	—	(Target)	$18.34
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	65	65	100.0%		—	56	Publix	$12.54
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44	44	89.9%		—	—	—	$26.31
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181	181	93.4%		—	36	Publix	$13.03
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	63	16	84.7%		—	44	Publix	$10.76
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	110	110	86.0%		—	47	Publix	$10.64
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107	107	98.5%		—	45	Publix	$19.09
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	79	79	100.0%		—	51	Publix	$12.93
Willa Springs	JV-USAA	20%	FL	Orlando	2000	90	18	100.0%		—	44	Publix	$16.60

			FL			5,392	4,829	92.3%	92.4%	597	2,089

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53	53	98.1%		—	—	—	$18.34
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39	39	100.0%		—	—	—	$17.14
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	190	190	94.2%		—	43	Publix	$14.67
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48	48	97.5%		—	—	—	$15.44
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71	71	100.0%		—	41	Kroger	$13.38
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	1990	80	80	77.6%		—	18	Aldi	$15.84
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	101	101	75.9%		—	45	Publix	$14.30
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	89	18	96.5%		—	44	Publix	$15.09
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120	120	91.6%		—	18	Fresh Market	$17.23
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	92	92	87.7%		—	31	Publix	$15.65
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81	16	91.2%		—	51	Publix	$11.90
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137	137	94.0%		—	—	—	$18.98
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	73	15	88.0%		—	48	Publix	$11.45
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	62	62	95.9%		—	—	—	$33.57
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	98	98	85.1%		—	—	—	$23.31
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	79	79	98.1%		—	48	Publix	$10.31
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	99	99	93.8%		—	63	Kroger	$11.73

			GA			1,513	1,318	91.4%	91.4%	—	452

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135	27	99.1%		—	72	Dominick’s	$14.49
Brentwood Commons	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1962	126	50	99.1%		—	65	Dominick’s	$10.83
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1989	265	106	98.4%		—	87	Super H Mart, Home Depot	$10.64
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	115	115	88.2%		—	65	Jewel / OSCO	$11.42
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123	25	98.8%		—	72	Dominick’s	$14.16
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	1967	63	63	100.0%		—	12	Trader Joe’s	$21.59
Hinsdale			IL	Chicago-Naperville-Joliet	1986	179	179	96.2%		—	70	Dominick’s	$12.19
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1988	99	40	89.8%		—	—	Hobby Lobby	$6.92
Riverside Sq & River’s Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1986	169	68	95.9%		—	74	Dominick’s	$14.54
Roscoe Square	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1981	140	56	88.8%		—	51	Mariano’s	$14.62
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	88	18	100.0%		—	66	Dominick’s	$14.81
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86	17	98.1%		—	—	—	$13.45
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1984	96	38	100.0%		—	63	Dominick’s	$11.52
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	124	124	92.4%		—	51	Dominick’s	$11.26
Willow Festival			IL	Chicago-Naperville-Joliet	2007	383	383	98.6%		—	60	Whole Foods, Lowe’s	$14.76

			IL			2,191	1,308	96.1%	96.1%	—	809

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	12	12	77.8%		90	—	(Kohl’s)	$16.89
Augusta Center			IN	Chicago-Naperville-Joliet	2006	15	15	100.0%		214	—	(Menards)	$22.50
Greenwood Springs			IN	Indianapolis	2004	28	28	75.0%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$14.52
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	86	34	92.4%		64	64	(Kroger)	$16.30
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	53	21	100.0%		—	10	Trader Joe’s	$22.98

			IN			193	110	88.9%	88.9%	634	124

Walton Towne Center			KY	Cincinnati-Middletown	2007	23	23	93.9%		116	116	(Kroger)	$17.28

			KY			23	23	93.9%	93.9%	116	116

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	90	90	98.2%		—	11	Trader Joe’s	$25.45
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185	37	98.1%		—	60	Stop & Shop, BJ’s Warehouse	$10.25
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	270	270	94.6%		—	63	Shaw’s, Marshall’s	$16.63

			MA			546	397	95.7%	95.7%	—	133

Portfolio Summary Report By State

March 31, 2012

(in thousands)

						JVs at 100%	REG’s pro-rata share	REG’s pro-rata share	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	103	41	95.5%		—	—	—	$21.61
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206	41	92.9%		49	43	Giant Food, Sears, (Toys “R” Us)	$8.54
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137	55	89.8%		—	70	Shoppers Food Warehouse	$18.05
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	74	29	98.4%		—	40	Green Valley Markets	$13.58
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81	32	91.3%		—	10	Trader Joe’s	$35.43
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22	9	93.3%		—	—	—	$37.63
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	43	17	84.1%		—	—	—	$19.92
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118	30	95.6%		—	54	Safeway	$25.26
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1991	152	61	81.1%		—	45	Food Lion	$21.17
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162	65	86.9%		—	41	Giant Food	$11.77
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125	50	95.1%		—	44	Shoppers Food Warehouse	$16.01
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	106	43	92.0%		—	64	Shoppers Food Warehouse	$10.80
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	216	86	97.1%		—	—	—	$14.46
Village at Lee Airpark			MD	Baltimore-Towson	2005	88	88	97.2%		75	63	Giant Food, (Sunrise)	$25.05
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113	45	98.5%		—	43	Safeway	$19.24
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	69	28	94.9%		—	—	—	$25.02

			MD			1,815	720	92.9%	92.3%	124	517

Fenton Marketplace			MI	Flint	1999	97	97	34.7%		—	—	—	$18.60
State Street Crossing			MI	Ann Arbor	2006	21	21	60.0%		147	—	(Wal-Mart)	$23.54

			MI			118	118	39.2%	39.2%	147	—

Brentwood Plaza			MO	St. Louis	2002	60	60	96.5%		—	52	Schnucks	$9.77
Bridgeton			MO	St. Louis	2005	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.81
Dardenne Crossing			MO	St. Louis	1996	67	67	100.0%		—	63	Schnucks	$10.72
Kirkwood Commons			MO	St. Louis	2000	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe’s)	$9.67

			MO			408	408	99.0%	99.0%	388	179

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	185	46	100.0%		87	62	Rainbow Foods, Jo- Ann Fabrics, (Burlington Coat Factory)	$11.31
Calhoun Commons	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1999	66	17	100.0%		—	50	Whole Foods	$21.94
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93	37	100.0%		—	44	Lund’s	$17.14
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205	82	97.2%		—	66	Rainbow Foods	$11.26
Rockridge Center	JV-C2	20%	MN	Minneapolis-St. Paul-Bloomington	2006	125	25	95.8%		—	89	Cub Foods	$11.93

			MN			675	207	98.4%	98.4%	87	311

Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	553	166	98.8%		—	87	Harris Teeter, Fresh Market	$16.97
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	133	133	89.6%		—	14	Fresh Market	$16.25
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66	13	100.0%		—	42	Harris Teeter	$15.08
Colonnade Center			NC	Raleigh-Cary	2009	58	58	93.7%		—	40	Whole Foods	$26.03
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	125	31	96.3%		—	46	Kroger	$9.64
Garner Towne Square			NC	Raleigh-Cary	1998	184	184	90.0%		273	58	Kroger, (Home Depot), (Target)	$11.54
Glenwood Village			NC	Raleigh-Cary	1983	43	43	100.0%		—	28	Harris Teeter	$15.88
Harris Crossing			NC	Raleigh-Cary	2007	65	65	92.9%		—	53	Harris Teeter	$8.39
Lake Pine Plaza			NC	Raleigh-Cary	1997	88	88	96.8%		—	58	Kroger	$11.55
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	123	25	84.4%		—	56	Kroger	$14.11
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	77	19	91.6%		—	50	Harris Teeter	$15.80
Middle Creek Commons			NC	Raleigh-Cary	2006	74	74	100.0%		—	49	Lowes Foods	$14.40
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	145	58	95.5%		—	19	Trader Joe’s	$15.58
Southpoint Crossing			NC	Durham	1998	103	103	95.9%		—	59	Kroger	$14.99
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101	20	95.5%		—	24	Fresh Market	$15.32
Woodcroft Shopping Center			NC	Durham	1984	90	90	95.4%		—	41	Food Lion	$11.68

			NC			2,026	1,169	94.6%	94.7%	273	723

Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	104	42	98.3%		—	60	Shop Rite	$21.76
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	53	21	87.7%		—	34	Acme Markets	$6.60

			NJ			157	63	94.7%	94.7%	—	94

Deer Springs Town Center			NV	Las Vegas-Paradise	2007	331	331	88.7%		132	—	(Target), Home Depot, Toys “R” Us	$13.27

			NV			331	331	88.7%	88.7%	132	—

Lake Grove Commons		40%	NY	New York-Northern New Jersey-Long Island	2008	141	57	100.0%		—	48	Whole Foods, LA Fitness	$29.68

			NY			141	57	100.0%	100.0%	—	48

Beckett Commons			OH	Cincinnati-Middletown	1995	121	121	87.1%		—	71	Kroger	$11.05
Cherry Grove			OH	Cincinnati-Middletown	1997	196	196	98.0%		—	66	Kroger	$10.26
East Pointe			OH	Columbus	1993	87	87	98.4%		—	59	Kroger	$10.57
Hyde Park			OH	Cincinnati-Middletown	1995	397	397	96.9%		—	169	Kroger, Biggs	$14.23
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	141	28	100.0%		203	—	Kohl’s, (Wal-Mart Supercenter)	$4.88
Kroger New Albany Center			OH	Columbus	1999	93	93	91.8%		—	65	Kroger	$11.10
Maxtown Road (Northgate)			OH	Columbus	1996	85	85	98.4%		90	62	Kroger, (Home Depot)	$10.71
Red Bank Village			OH	Cincinnati-Middletown	2006	164	164	97.4%		—	—	Wal-Mart	$5.79
Regency Commons			OH	Cincinnati-Middletown	2004	31	31	86.2%		—	—	—	$23.92
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	391	78	90.4%		—	26	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$17.19
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108	108	92.6%		367	—	(Kohl’s), (Lowe’s), (Target)	$14.31
Westchester Plaza			OH	Cincinnati-Middletown	1988	88	88	95.4%		—	67	Kroger	$9.51
Windmiller Plaza Phase I			OH	Columbus	1997	140	140	98.5%		—	101	Kroger	$8.59

			OH			2,042	1,617	95.5%	95.5%	660	686

Corvallis Market Center			OR	Corvallis	2006	85	85	100.0%		—	12	Trader Joe’s	$18.69
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93	37	90.4%		—	38	Lamb’s Thriftway	$12.33
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	149	149	80.3%		—	41	Safeway	$15.66
Northgate Marketplace			OR	Medford	2011	81	81	76.2%		—	13	Trader Joe’s	NA
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	88	88	90.1%		—	55	Safeway	$10.10

Portfolio Summary Report By State

March 31, 2012

(in thousands)

						JVs at 100%	REG’s pro-rata share	REG’s pro-rata share	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124	124	96.7%		—	50	Albertsons	$17.17
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	54	54	86.4%		—	—	—	$24.41
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71	71	100.0%		—	57	Whole Foods	$24.90
Walker Center			OR	Portland-Vancouver-Beaverton	1987	90	90	97.4%		—	—	Bed Bath and Beyond	$23.68

			OR			834	778	90.4%	92.1%	—	265

Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46	18	100.0%		—	22	Ahart Market	$13.36
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159	64	91.0%		—	—	—	$16.69
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	214	214	97.6%		—	11	Trader Joe’s	$24.60
Hershey			PA	Harrisburg-Carlisle	2000	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	87	87	98.2%		133	—	(Target), Sports Authority	$23.93
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91	37	100.0%		—	51	Genuardi’s	$20.42
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	147	59	90.9%		—	56	Acme Markets	$15.00
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314	63	97.5%		139	126	Wegmans, (Target)	$14.99
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	134	54	93.8%		—	73	Valley Farm Market	$7.55
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	90	36	100.0%		—	51	Genuardi’s	$18.72

			PA			1,304	652	96.5%	96.5%	272	390

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	60	60	97.6%		—	46	Publix	$14.22
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	80	32	97.0%		—	38	Publix	$13.99
Murray Landing	JV-M3	25%	SC	Columbia	2003	64	16	100.0%		—	45	Publix	$12.65
Orangeburg			SC	Charleston-North Charleston	2006	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82	41	93.9%		—	66	Publix	$9.61
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	60	12	94.7%		—	47	Bi-Lo	$11.80

			SC			361	176	96.9%	96.9%	—	241

Dickson Tn			TN	Nashville-Davidson-Murfreesboro	1998	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson-Murfreesboro	1998	70	70	97.7%		—	55	Publix	$13.74
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	64	64	89.0%		—	46	Publix	$12.19
Nashboro Village			TN	Nashville-Davidson-Murfreesboro	1998	87	87	96.8%		—	61	Kroger	$10.82
Northlake Village			TN	Nashville-Davidson-Murfreesboro	1988	138	138	87.6%		—	75	Kroger	$11.74
Peartree Village			TN	Nashville-Davidson-Murfreesboro	1997	110	110	100.0%		—	61	Harris Teeter	$18.01

			TN			479	479	94.1%	94.1%	—	297

Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	139	28	96.8%		—	68	Kroger	$17.60
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	99	20	98.0%		—	83	Kroger	$10.93
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138	138	93.4%		—	63	Kroger	$16.27
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	128	128	91.9%		103	—	(Home Depot)	$10.67
Hancock			TX	Austin-Round Rock	1998	410	410	97.9%		—	90	H.E.B., Sears	$13.15
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28	28	77.6%		81	81	(Kroger)	$20.88
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	15	15	100.0%		—	—	—	$39.69
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	137	68	100.0%		—	79	H.E.B.	$19.14
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	115	115	91.8%		—	64	Tom Thumb	$14.27
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	149	37	89.3%		—	81	H.E.B.	$15.66
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	57	57	83.4%		63	63	(Albertsons), Wal-Mart	$22.41
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96	96	100.0%		—	64	Tom Thumb	$19.16
Market at Round Rock			TX	Austin-Round Rock	1987	123	123	80.7%		—	30	Sprout’s Markets	$17.70
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120	120	100.0%		—	49	Tom Thumb	$16.29
North Hills			TX	Austin-Round Rock	1995	144	144	99.8%		—	60	H.E.B.	$20.44
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	166	166	100.0%		—	66	Randall’s Food	$16.44
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239	239	90.5%		—	53	Tom Thumb	$24.88
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	92	92	97.2%		—	64	Kroger	$13.52
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46	46	100.0%		74	74	(Kroger)	$23.62
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110	22	83.1%		—	61	Kroger	$13.40
Shops at Highland Village			TX	Dallas-Fort Worth-Arlington	2005	352	352	88.3%		—	—	AMC Theater	$23.29
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32	32	84.6%		62	62	(Kroger)	$21.29
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	2012	228	228	76.1%		—	101	Kroger, Academy	NA
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	129	129	100.0%		—	63	Kroger	$18.82
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134	27	94.5%		—	65	Kroger	$16.14
Tech Ridge Center			TX	Austin-Round Rock	2001	187	187	94.6%		—	84	H.E.B.	$19.84
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	25	25	92.5%		103	103	(Kroger)	$23.54
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	170	68	100.0%		—	—	—	$13.68
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	186	74	100.0%		—	52	Randall’s Food	$16.76
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184	184	98.2%		127	—	(Target)	$16.28
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	104	42	96.4%		—	57	Randall’s Food	$15.97

			TX			4,280	3,439	93.3%	94.5%	613	1,780

Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	92	92	98.8%		—	49	Giant Food	$22.36
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	89	36	96.9%		—	57	Shoppers Food Warehouse	$14.61
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96	24	94.8%		—	58	Safeway	$17.57
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104	42	100.0%		—	55	Shoppers Food Warehouse	$16.65
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97	97	97.8%		—	55	Safeway	$16.61
Culpeper Colonnade			VA	Culpeper	2006	132	132	97.1%		127	70	Martin’s, (Target)	$14.19
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	76	76	79.9%		—	—	—	$13.16
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165	66	98.5%		—	65	Shoppers Food Warehouse	$22.93

Portfolio Summary Report By State

March 31, 2012

(in thousands)

						JVs at 100%	REG’s pro-rata share	REG’s pro-rata share	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	105	21	100.0%		124	67	Shoppers Food Warehouse, (Target)	$15.07
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103	41	97.1%		—	50	Giant Food	$20.62
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	157	63	89.0%		55	38	Martin’s, (Kroger)	$13.73
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340	136	98.8%		—	62	Giant Food	$21.33
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	88	35	86.6%		—	—	—	$8.09
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	154	31	98.1%		143	61	Harris Teeter, (Target)	$20.44
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	72	29	86.7%		—	—	—	$40.96
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	75	30	97.2%		—	28	Giant Food	$24.35
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132	26	97.7%		—	63	Shoppers Food Warehouse	$19.92
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	52	10	91.5%		—	—	—	$26.22
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	150	150	79.1%		—	52	Safeway	$12.00
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113	45	94.7%		—	56	Giant Food	$17.12
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	97	97	93.6%		—	52	Harris Teeter	$19.63
Shops at Stonewall			VA	Washington-Arlington-Alexandria	2007	267	267	98.2%		—	140	Wegmans, Dick’s Sporting Goods	$12.84
Shops at Stonewall Phase II			VA	Washington-Arlington-Alexandria	2011	41	41	100.0%		—	—	Dick’s Sporting Goods	NA
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.32
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	190	76	89.5%		—	47	Giant Food	$18.04
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298	60	98.8%		—	48	Shoppers Food Warehouse, Gold’s Gym	$21.21
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111	44	93.8%		—	45	Martin’s	$19.46
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105	42	93.7%		—	—	—	$21.65
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	136	54	94.3%		141	59	Safeway, (Target)	$20.29

			VA			3,732	1,882	94.2%	94.2%	589	1,344

Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	107	43	98.7%		—	49	Safeway	$15.04
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211	42	78.0%		—	49	Safeway	$11.05
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78	31	100.0%		—	29	Albertsons	$22.85
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17	17	100.0%		—	—	—	$30.31
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	101	20	100.0%		—	—	Wholesale Sports	$13.27
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77	77	89.9%		—	—	LA Fitness	$17.86
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	81	32	94.5%		230	—	(Sears)	$23.53
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	103	103	100.0%		—	41	Quality Foods	$20.30
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101	101	89.3%		55	55	(Safeway)	$24.49
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58	58	90.8%		112	—	(Target)	$27.71

			WA			935	526	93.2%	93.2%	397	223

Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	136	54	95.4%		—	51	Piggly Wiggly	$7.77
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133	53	91.6%		—	69	Pick ‘N’ Save	$7.79

			WI			269	108	93.5%	93.5%	—	120

Regency Centers Total						42,435	29,991	92.7%	93.6%	7,341	15,404

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.
(2) Average Base Rent/Sq. Ft. does not include ground leases.
JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-GRI:	Co-investment Partnership with GRI
JV-M3:	Co-investment Partnership with Charter Hall Retail REIT
JV-O:	Other, single property Co-investment Partnerships
JV-RC:	Co-investment Partnership with CalSTRS
JV-RRP:	Regency Retail Partners (closed-end fund)
JV-USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Lindbergh Crossing	GA	Atlanta-Sandy Springs-Marietta	27
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99

Total square footage managed by Regency, but not owned			263

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Parnterships

March 31, 2012

(in thousands)

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,033	6.8%	$20,017	4.4%	55	18
Kroger	2,033	6.8%	$18,743	4.1%	42	13
Safeway	1,644	5.5%	$16,372	3.6%	50	26
Supervalu	839	2.8%	$10,131	2.2%	26	16
Whole Foods	271	0.9%	$7,196	1.6%	9	4
CVS	474	1.6%	$7,087	1.5%	45	22
TJX Companies	543	1.8%	$6,397	1.4%	25	9
Ahold	349	1.2%	$4,871	1.1%	13	10
Ross Dress For Less	280	0.9%	$4,411	1.0%	17	11
H.E.B.	295	1.0%	$4,326	0.9%	5	2
PETCO	225	0.8%	$4,278	0.9%	26	13
Walgreens	194	0.6%	$3,729	0.8%	16	4
Starbucks	98	0.3%	$3,477	0.8%	82	32
Bank of America	78	0.3%	$3,375	0.7%	27	13
Wells Fargo Bank	68	0.2%	$3,307	0.7%	35	20
Sears Holdings	428	1.4%	$3,213	0.7%	8	3
Rite Aid	207	0.7%	$3,189	0.7%	24	15
Sports Authority	141	0.5%	$3,063	0.7%	4	1
JPMorgan Chase Bank	62	0.2%	$3,062	0.7%	24	6
PetSmart	179	0.6%	$2,959	0.6%	10	4
Harris Teeter	248	0.8%	$2,929	0.6%	8	4
Subway	97	0.3%	$2,898	0.6%	111	51
Target	350	1.2%	$2,884	0.6%	4	2
Toys “R” Us	176	0.6%	$2,753	0.6%	7	5
The UPS Store	95	0.3%	$2,495	0.5%	92	36
Wal-Mart	435	1.5%	$2,466	0.5%	4	1
Trader Joe’s	90	0.3%	$2,316	0.5%	11	5

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$105
Kroger Total	$34

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,971	18	22
Kroger	628	8	50
Wal-Mart	575	4	8
Safeway	314	6	56
Sears Holdings	92	1	9
Supervalu	78	2	28
Publix	63	1	56

	3,722

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Tenant Lease Expirations

March 31, 2012

(in thousands)

All Tenants		Regency’s Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R
(1)	334	1.3%	$5,732	1.3%	$17.18
2012	1,778	6.7%	$34,401	7.5%	19.34
2013	2,518	9.5%	$49,968	10.9%	19.84
2014	2,657	10.0%	$53,038	11.6%	19.96
2015	2,217	8.3%	$45,071	9.8%	20.33
2016	3,018	11.4%	$51,619	11.3%	17.10
2017	2,466	9.3%	$44,376	9.7%	17.99
2018	1,495	5.6%	$23,403	5.1%	15.66
2019	1,226	4.6%	$19,744	4.3%	16.10
2020	1,521	5.7%	$22,712	5.0%	14.93
2021	1,308	4.9%	$20,490	4.5%	15.66

10 Year Total	20,540	77.3%	370,556	81.0%	18.04

Thereafter	6,033	22.7%	87,195	19.0%	14.45

	26,573	100.0%	$457,751	100.0%	$17.23

Anchor Tenants(3)		Regency’s Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R
(1)	89	0.6%	$488	0.3%	—
2012	453	3.1%	$3,648	2.2%	8.06
2013	716	4.8%	$6,025	3.7%	8.42
2014	874	5.9%	$8,902	5.5%	10.19
2015	686	4.6%	$6,735	4.1%	9.82
2016	1,355	9.2%	$11,545	7.1%	8.52
2017	1,320	8.9%	$15,341	9.4%	11.62
2018	945	6.4%	$10,591	6.5%	11.21
2019	934	6.3%	$12,289	7.5%	13.15
2020	1,167	7.9%	$14,201	8.7%	12.17
2021	846	5.7%	$8,434	5.2%	9.97

10 Year Total	9,385	63.4%	98,199	60.2%	10.46

Thereafter	5,411	36.6%	64,890	39.8%	11.99

	14,796	100.0%	$163,090	100.0%	$11.02

Reflects in place leases as of March 31, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations

March 31, 2012

(in thousands)

Inline Tenants		Regency’s Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R
(1)	244	2.1%	$5,244	1.8%	$21.45
2012	1,326	11.3%	$30,752	10.4%	23.19
2013	1,803	15.3%	$43,943	14.9%	24.37
2014	1,783	15.1%	$44,136	15.0%	24.75
2015	1,531	13.0%	$38,336	13.0%	25.04
2016	1,663	14.1%	$40,074	13.6%	24.10
2017	1,146	9.7%	$29,036	9.9%	25.33
2018	550	4.7%	$12,813	4.3%	23.31
2019	292	2.5%	$7,456	2.5%	25.56
2020	354	3.0%	$8,511	2.9%	24.03
2021	462	3.9%	$12,056	4.1%	26.08

10 Year Total	11,155	94.7%	272,357	92.4%	24.42

Thereafter	622	5.3%	22,304	7.6%	35.86

	11,777	100.0%	$294,661	100.0%	$25.02

Reflects in place leases as of March 31, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

March 31, 2012

($000s except per share numbers)	2010A	2011A	2012E	1Q12A	2Q12E

FFO / Share (for actuals please see related press release)			$2.30 - $2.42		$.61 - $.65
Recurring FFO / Share			$2.42 - $2.54		$.62 - $.66
Same Property - Wholly owned and Regency’s pro-rata share of co-investment partnerships:
Same property percent leased at period end	92.8%	93.8%	93.25% - 94.25%	93.6%
Same property NOI growth without termination fees	0.0%	0.1%	2.0% - 3.25%	4.2%
Same property recovery rate	77.0%	76.4%	76% - 78%	75.8%

Rental rate growth (spaces vacant < 12 months)	-0.1%	1.2%	(1.0)% - 2.5%	2.9%
Percentage Rent - Consolidated Only	$2,540	$2,996	$2,600 - $3,400	$1,160
Recovery Rate - Consolidated Only - All Properties	74.2%	73.3%	73% - 75%	74.4%

Investment Activity
Regency’s Additional 15% Investment in GRI JV	$239,718	$0	$0	$0
Cap rate (average)	9.6%	0.0%	0.0%	0.0%
Acquisitions - (REG Pro-Rata)	$89,722	$110,643	$125,000 - $250,000	$29,000
Cap rate (average)	6.7%	6.0%	5.5% - 6.0%	5.6%
Dispositions - (REG Pro-Rata)	$62,600	$91,205	$200,000 - $300,000	$23,100
Cap rate (average)	8.4%	7.8%	7.5% - 8.0%	7.4%
Development starts	$6,060	$95,904	$75,000 - $150,000	$58,612
Development completions - net costs	$306,188	$445,035	$55,000 - $72,000	$2,110
Stabilized yield (net dev costs)	7.9%	6.6%	6.5%-7.5%	10.0%
Capitalized interest on completions	$607	$241	$30 - $100	$13
Transaction profits net of deal costs and taxes	$3,597	$3,742	($3,000) to ($1,000)	$1,580
Third party fees and commissions	$26,806	$28,980	$24,800 - $26,400	$7,150

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available				$85,123
NOI from Projects in Development (current quarter)				$1,062
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)				$1,861

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Recurring FFO Guidance to Net Income

March 31, 2012

All numbers are per share except weighted average shares

	Three Months Ended
Funds From Operations Guidance:	June 30, 2012		Full Year 2012
Net income attributable to common stockholders	$0.14	$0.18	$0.49	$0.61

Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts as defined below	$0.47	0.47	$1.81	1.81

Funds From Operations (1)	$0.61	0.65	$2.30	$2.42

Adjustments to reconcile FFO to Recurring FFO:
One-time additional preferred dividend payment	0.00	0.00	0.02	0.02
Gain on redemption of preferred units	0.00	0.00	(0.02)	(0.02)
Original preferred stock issuance costs expensed	0.00	0.00	0.09	0.09
All other non-recurring items as defined below	0.01	0.01	0.03	0.03

Recurring Funds From Operations (1)	$0.62	0.66	$2.42	2.54

Weighted average shares (000’s)	89,706		89,832

(1)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 35 of this supplemental report.

Glossary of Terms

March 31, 2012

Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.

Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.

Fixed Charge Coverage Ratio: Earnings before interest, taxes, depreciation and amortization divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.

Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with the guidance set forth by NAREIT’s April 1, 2001 White Paper as well as the October 2011 definitional change to exclude operating real estate impairments; however, Regency also includes gains and losses from the sale of development properties (Development Property Gains and Losses) in its calculation of FFO because it considers those items to be significant operating amounts included in its financial results.

Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.

Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Recurring Funds From Operations (Recurring FFO): An additional performance measure used by Regency. Recurring FFO represents FFO as defined above, excluding the effects of non-recurring transaction income or expense, gains or losses from the early extinguishment of debt and other one-time items.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.